                                                     Exhibit 23.2



            CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Current Report on Form 8-K of our report dated
May 20, 1996 included in Crabtree Capital Corporation's financial statements for the year ended December 31, 1995 and to all references to our Firm included in this Current Report.


                              ARTHUR ANDERSEN LLP




Chicago, Illinois
September 13, 1996



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